DCM FUND

A SERIES OF THE DCM SERIES TRUST

Supplement dated October 25, 2004 to the Prospectus and Statement of Information dated January 21, 2004

The following information supersedes any information to the contrary relating to, and contained in, the Prospectus and Statement of Additional Information dated as of January 28, 2004:

For the fiscal year ending September 30, 2005, Derby Capital Management (the “Adviser”), investment adviser to the DCM Fund (the “Fund”), has agreed to waive its advisory fee and reimburse other operating expenses in excess of 1.75% (excluding brokerage commission, interest, taxes and extraordinary expenses) of the Fund’s average daily net assets.  The waiver is voluntary and may be terminated at any time.

In addition, reference is made to page 10 of the Prospectus dated January 28, 2004.  The information provided under the section entitled “Shareholder Transaction Expenses” is replaced in its entirety with the following:

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions that other funds use in their prospectuses:

•

$10,000 initial investment

•

5% total return on your investment each year

•

Fund operating expenses remain the same

•

redemption at the end of each time period

•

Reinvestment of all dividends and distributions.

You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because Fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:

                             ONE YEAR              THREE YEARS                        FIVE YEARS                       TEN YEARS

   $258                             $793                                        $1,355                                   $2,885

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Fund and is based on gross operating expenses.

In addition, the Fund will impose a 1% redemption fee for any redemptions of Fund shares within the first six months of purchase.

The following is an estimate of what the actual shareholder costs would be assuming the same hypothetical conditions as specified above and assuming that the Adviser continues to voluntarily waive its advisory fee and to reimburse other operating expenses in excess of 1.75% (excluding brokerage commissions, interest, taxes and extraordinary expenses) of the Fund's average daily net assets (the Adviser has been waiving its advisory fee and reimbursing operating expenses since the Fund commenced operations on 10/19/99). The waiver by the Adviser is voluntary and may be terminated at any time.  Based on these assumptions at the end of each period your costs would be:

ONE YEAR

THREE YEARS

FIVE YEARS

TEN YEARS

      $178

         $551

        $949

      $2,062

October 25, 2004